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                                                                    Exhibit 23.2



         THIS IS A COPY OF THE LAST CONSENT LETTER PREVIOUSLY ISSUED ON
      JUNE 28, 2001 BY ARTHUR ANDERSEN LLP AND IT HAS NOT BEEN REISSUED BY
                              ARTHUR ANDERSEN LLP.



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report dated April 30, 2001 included in this Form 10-K, into the Company's previously filed Registration Statements (File No.
333-56646,333-53648, and 333-48572) on Form S-8.


                                             /s/  ARTHUR ANDERSEN LLP

San Jose, California
June 28, 2001